UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia	30005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2011 annual meeting of stockholders of Alimera Sciences, Inc. (the “Company”) held on June 8, 2011 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1:	The election of two directors to serve as Class I directors for a term of three years until the 2014 annual meeting of stockholders.

Proposal 2:	The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proposal 3:	The approval on an advisory non-binding basis of the compensation of the Company’s named executive officers.

Proposal 4:	The approval on an advisory non-binding basis of a resolution regarding the frequency of holding an advisory non-binding vote on the compensation of the Company’s named executive officers.
For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2011 (the “Proxy Statement”). Of the 31,333,483 shares of the Company’s common stock entitled to vote at the Annual Meeting, 30,040,237 shares, or approximately 95.9%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1:	Election of Directors.
The Company’s stockholders elected the following two directors to serve as Class I directors until the 2014 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
C. Daniel Myers	27,950,768	10,028	2,079,441
Calvin W. Roberts, M.D.	27,945,812	14,984	2,079,441

Proposal 2:	Ratification of Deloitte & Touche LLP.
The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
30,006,381	19,680	14,176	0

Proposal 3:	Compensation of Officers.
The Company’s stockholders approved on an advisory non-binding basis the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,948,214	11,982	600	2,079,441

Proposal 4:	Frequency of Advisory Vote on Compensation of Officers.
The Company’s stockholders approved on an advisory non-binding basis the option of holding an advisory non-binding vote to approve the compensation of the Company’s named executive officers once every “1 Year.” The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Votes Abstaining	Broker Non-Votes
27,770,920	13,041	175,835	1,000	2,079,441
In accordance with the recommendation of the Company’s Board of Directors as set forth in the Proxy Statement, and based on the voting results for this proposal, the Company determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted on an annual basis, until the next advisory vote on this matter is held.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.
By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer

Dated: June 10, 2011